Exhibit 10.17

15 July 2021

Licence to assign
relating to

Unit 1, Camwal Court, Chapel Street, St Philips Marsh, Bristol BS2 0UW

Anthony Nigel Sampson (1)

Vertical Aerospace Limited (2)

Imagination Industries Limited (3)

Vertical Aerospace Group Ltd (4) and

Imagination Industries Limited (5)

Womble Bond Dickinson (UK) LLP

Tel +44(0)345 415 0000

www.womblebonddickinson.com

DATE 15 July 2021

PARTIES

(1)	Anthony Nigel Sampson of ####### # ###### ##### ########### #### ###### #### ####### ### ### (Landlord).

(2)	Vertical Aerospace Limited (Company No. 083330792) of 140-142 Kensington Church Street, London W8 4BN (Tenant).

(3)	Imagination Industries Limited (Company No. 06890468) of 140-142 Kensington Church Street, London W8 4BN (Tenant's Guarantor).

(4)	Vertical Aerospace Group Ltd (Company No. 12590994 of 140-142 Kensington Church Street, London W8 4BN (Assignee).

(5)	Imagination Industries Limited (Company No. 06890468) of 140-142 Kensington Church Street, London W8 4BN (Assignee's Guarantor).

BACKGROUND

(A)	This Licence is supplemental and collateral to the Lease.

(B)	The Landlord is entitled to the immediate reversion to the Lease.

(C)	The residue of the Term is vested in the Tenant.

(D)	The Tenant intends to assign the Lease to the Assignee and, under the terms of the Lease, requires the consent of the Landlord to that assignment.

(E)	In the Lease the Tenant's Guarantor entered into a guarantee and other covenants in respect of the tenant covenants of the Lease.

(F)	The Assignee's Guarantor has agreed to enter into a guarantee and other covenants in respect of the tenant covenants of the Lease.

AGREED TERMS

1.       DEFINITIONS AND INTERPRETATION

1.1       The definitions and rules of interpretation in Clause 1 apply:

1954 Act	Landlord and Tenant Act 1954.

1995 Act	Landlord and Tenant (Covenants) Act 1995.

Authorised Guarantee Agreement	authorised guarantee agreement set out in Schedule 1.

Assignment	assignment of the Lease by the Tenant to the Assignee permitted under Clause 2.

Assignment Date	date of the deed of assignment of the Lease to the Assignee.

Guarantee	authorised guarantee agreement set out in Schedule 2.

Lease	lease of the Property dated 1 August 2018 and made between Anthony Nigel Sampson (1) Vertical Aerospace Limited (2) and Imagination Industries Limited (3) and all documents supplemental or collateral to that lease.

Liability Period	from and including the Assignment Date until the end of the Term or until the Assignee is released from the tenant covenants of the Lease by virtue of the 1995 Act, if earlier.

Property	Unit 1, Camwal Court, Chapel Street, St Philips Marsh, Bristol BS2 0UW as demised by the Lease.

Rent Deposit Deed	rent deposit deed set out in Schedule 3.

Term	term granted by the Lease including any extension or holding over by the Tenant (whether by statute, agreement or otherwise).

VAT	value added tax and any similar replacement tax and any similar additional tax.

1.2	In this Licence, unless the context requires otherwise:

1.2.1	references to a Clause or Schedule are to a clause of or schedule to this Licence, references to this Licence include its schedules, and references in a schedule to a Paragraph are to a paragraph of that schedule;

1.2.2	references to this Licence or any other document are to this Licence or that document as amended from time to time;

1.2.3	words denoting the singular include the plural and vice versa;

1.2.4	words denoting any gender include every gender;

1.2.5	reference to a person includes any corporate or unincorporated body;

1.2.6	the table of contents and headings in this Licence do not affect its interpretation;

1.2.7	unless otherwise specified, writing or written does not include e-mail or any other form of electronic communication;

1.2.8	the terms including, include, in particular or any similar expression will be construed as illustrative and will not limit the sense of the words preceding those terms;

1.2.9	unless otherwise specified, a reference to a statutory provision is a reference to that provision as amended, consolidated extended or re-enacted from time to time (whether before or after the date of this Licence) and to any subordinate legislation made under it;

1.2.10	the Landlord includes the Landlord’s successors in title and any other person who is or becomes entitled to the reversion (whether immediate or not) expectant on the Term;

1.2.11	the expressions tenant covenant and authorised guarantee agreement have the meanings given to them by the 1995 Act.

2.       CONSENT TO ASSIGN

2.1	In consideration of the obligations of the Tenant and the Assignee in this Licence, the Landlord consents to the Tenant assigning the Lease to the Assignee on the terms of this Licence.

2.2	This consent is valid for three months from and including the date of this Licence. If the Assignment Date has not occurred within that time, the Landlord may give notice to the Tenant extending the period of validity. If this consent ceases to be valid and the Landlord has not given notice extending its validity, all the terms of this Licence except Clause 2.1 will remain in force.

2.3	It is a condition of this consent that:-

2.3.1	the Assignee and the Assignee's Guarantor enters into the Rent Deposit Deed.

2.3.2	the Assignee's Guarantor enters into the Guarantee.

3.       TENANT'S AND ASSIGNEE’S OBLIGATIONS RELATING TO THE ASSIGNMENT

3.1	The Assignee will not occupy, and the Tenant will not allow the Assignee to occupy, the Property or any part of it before completion of the Assignment.

3.2	Within seven days from and including the Assignment Date the Tenant will notify the Landlord (or its managing agents) of the name and address of the person to whom future demands for rent should be sent.

3.3	Within one month from and including the Assignment Date the Assignee will notify the Landlord's solicitors of completion, send the Landlord's solicitors a certified copy of the Assignment and pay the Landlord's solicitors' registration fee of £50 plus VAT.

3.4	The Assignee will:

3.4.1	procure the registration of the Assignment at the Land Registry as soon as reasonably practicable after the Assignment Date; and

3.4.2	within one month of completion of the registration of the Assignment produce to the Landlord's solicitors an official copy of the register of title showing the Assignee as the registered proprietor of the Lease.

4.       TENANT'S GUARANTOR

4.1	The Tenant's Guarantor consents to the Tenant entering into this Licence.

4.2	The Tenant's Guarantor agrees that its guarantee and other obligations under the Lease will remain fully effective and:

4.2.1	to the extent that any provision of this Licence varies the terms of the Lease, will apply to the Lease as varied; and

4.2.2	subject to Clause 4.2.1 will not be released or diminished by any provision of this Licence.

4.3	Nothing in this Licence will prevent or limit the operation of section 18 1995 Act.

5.       GUARANTEE AND INDEMNITY BY ASSIGNEE'S GUARANTOR

5.1	The provisions of Schedule 2 apply.

5.2	If any of the events mentioned in Schedule 7 of the Lease occur in relation to the Assignee's Guarantor (or any of the individuals who together comprise the Assignee's Guarantor), the Assignee will, if the Landlord requests, procure that a person of standing acceptable to the Landlord enters into a replacement or additional guarantee and indemnity relating to the tenant covenants of the Lease in the same form as that set out in Schedule 2.

5.3	For so long as the Assignee's Guarantor remains liable to the Landlord, the Assignee will, if the Landlord requests, procure that the Assignee's Guarantor joins in any consent or approval required under the Lease and consents to any variation of the tenant covenants of the Lease.

5.4	For the avoidance of doubt, references in Schedule 2 to the Lease are to the Lease as varied by this Licence.

6.	COSTS

On completion of this Licence the Tenant will pay the reasonable costs and disbursements of the Landlord's solicitors and its managing agents in connection with this Licence including any costs and disbursements incurred or to be incurred in registering this Licence. This obligation extends to costs and disbursements assessed on a full indemnity basis, and to any VAT in respect of those costs and disbursements except to the extent that the Landlord is able to recover such VAT.

7.	RIGHT OF RE-ENTRY IN THE LEASE

The right of re-entry in the Lease will be exercisable if any covenant or condition of this Licence is breached, as well as if any of the covenants stated in the provision for re-entry in the Lease occurs.

8.	LIABILITY

Where the Tenant, Assignee, Tenant's Guarantor or Assignee's Guarantor is more than one person then, in each case, those persons will be jointly and severally liable for their respective obligations and liabilities arising by virtue of this Licence or the Assignment. The Landlord may take action against, or release or compromise the liability of, or grant time or other indulgence to, any one of those persons, without affecting the liability of any other of those persons.

9.	INDEMNITY

The Tenant and the Assignee will indemnify the Landlord against all liabilities, costs, expenses, damages and losses caused to the Landlord by any breach of their respective obligations in this Licence.

10.	AGREEMENTS

10.1	Nothing in this Licence will:

10.1.1	be deemed to authorise any action other than as expressly authorised in Clause 2;

10.1.2	release or reduce any liability to the Landlord of the Tenant or any guarantor or other party to the Lease; or

10.1.3	waive or be deemed to waive any breach of the tenant covenants that may have occurred before the date of this Licence.

11.	NOTICES

Any notices to be served under this Licence will be validly served if served in accordance with the notice provisions in the Lease.

12.	THIRD PARTY RIGHTS

No third party (as defined in the Contracts (Rights of Third Parties) Act 1999) has any rights under that Act to enforce any term of this Licence.

13.	GOVERNING LAW AND JURISDICTION

13.1	This Licence will be governed by and construed in accordance with the law of England and Wales.

13.2	The parties irrevocably agree that the courts of England and Wales will have exclusive jurisdiction to settle any dispute or claim arising out of or in connection with this Licence or its subject matter or formation (including non-contractual disputes or claims).

This Licence has been executed as a deed and is delivered and takes effect on the date stated at the beginning of it.

SCHEDULE 1

Authorised Guarantee Agreement

1.           TENANT'S GUARANTEE AND INDEMNITY

1.1	The Tenant guarantees to the Landlord that:

1.1.1	the Assignee will throughout the Liability Period pay the rents reserved by the Lease and observe and perform the tenant covenants of the Lease; and

1.1.2	if the Assignee fails to pay any of those rents or to observe and perform any of those tenant covenants the Tenant will pay or observe and perform them.

1.2	The Tenant covenants with the Landlord as a separate and independent primary obligation to indemnify the Landlord against any failure during the Liability Period to pay any of the rents reserved by the Lease or any failure to observe or perform any of the tenant covenants of the Lease.

1.3	Nothing in this Authorised Guarantee Agreement will impose liability on the Tenant in respect of any time after the Assignee is released from the tenant covenants of the Lease.

2.           TENANT'S LIABILITY

2.1	The liability of the Tenant will not be affected by:

2.1.1	any time, indulgence or concession granted by the Landlord to the Assignee or to any person to whom the Assignee has assigned the Lease by an assignment that is an excluded assignment under section 11 1995 Act;

2.1.2	any delay or forbearance by the Landlord in enforcing the payment of any of the rents reserved by or the observance or performance of any of the tenant covenants of the Lease or in making any demand in respect of any of them or in taking or perfecting any other security in respect of any of them;

2.1.3	any refusal by the Landlord to accept any rent or other payment due under the Lease where the Landlord believes that the acceptance of such rent or payment may prejudice its ability to re-enter the Property;

2.1.4	the Landlord exercising any right or remedy against the Assignee for any failure to pay the rents reserved by the Lease or to observe or perform the tenant covenants of the Lease;

2.1.5	the Landlord taking any action or refraining from taking any action in connection with any other security held by the Landlord in respect of the Assignee's liability to pay the rents reserved by the Lease and observe and perform the tenant covenants of the Lease (including the release of any such security);

2.1.6	where the Tenant is more than one person, a release or compromise of the liability of any one of the persons who is the Tenant or the grant of any time or concession to any one of them;

2.1.7	any legal limitation or disability on the Assignee or any invalidity or irregularity of any of the tenant covenants of the Lease or any unenforceability of any of them against the Assignee;

2.1.8	any change in the name, style or constitution of the Assignee or the Landlord;

2.1.9	without prejudice to Paragraph 4, the disclaimer of the liability of the Assignee under the Lease;

2.1.10	the surrender of the Lease in respect of part of the Property, except that the Tenant will not be under any liability in relation to the surrendered part in respect of any period after the surrender;

2.1.11	the existence of any of the matters referred to in Paragraph 2.2; or

2.1.12	any other act or omission except an express written release of the Tenant by the Landlord.

2.2	The matters referred to in Paragraph 2.1.11 are:

2.2.1	any Law of Property Act 1925, administrative, court-appointed or other receiver or similar officer is appointed over the whole or any part of the assets of the Assignee or the Assignee enters into any scheme or arrangement with its creditors in satisfaction or composition of its debts under the 1986 Act;

2.2.2	if the Assignee is a company or a limited liability partnership:

(a)	the Assignee enters into liquidation within the meaning of section 247 1986 Act;

(b)	the Assignee is wound up or a petition for winding up is presented against the Assignee;

(c)	a meeting of the Assignee's creditors or any of them is summoned under Part I 1986 Act;

(d)	a moratorium in respect of the Assignee comes into force under section 1(A) and Schedule A1 1986 Act;

(e)	an administrator is appointed to the Assignee; or

(f)	the Assignee is struck off the register of companies;

2.2.3	if the Assignee is a partnership, it is subject to an event similar to any listed in Paragraph 2.2.2 with appropriate modifications so as to relate to a partnership;

2.2.4	if the Assignee is an individual:

(a)	a receiving order is made against the Assignee;

(b)	an interim receiver is appointed over or in relation to the Assignee's property;

(c)	the Assignee makes an application to be declared bankrupt, the Assignee is the subject of a bankruptcy petition or the Assignee becomes bankrupt;

(d)	the Assignee applies for or becomes subject to a debt relief order or the Assignee proposes or becomes subject to a debt management plan; or

(e)	an interim order is made against the Assignee under Part VIII 1986 Act or the Assignee otherwise proposes an individual voluntary arrangement;

2.2.5	any event similar to any listed in Paragraphs 2.2.1 to 2.2.4 occurs in any jurisdiction (whether it be England and Wales or elsewhere); and

2.2.6	any event similar to any listed in Paragraphs 2.2.1 to 2.2.5 occurs in relation to the Tenant.

2.3	Any sum payable by the Tenant under this Authorised Guarantee Agreement will be paid without any deduction, set-off or counter-claim against the Landlord or the Assignee.

3.           VARIATIONS

3.1	The Tenant will, at the Landlord's request, join in and give its consent to the terms of any licence, consent, variation or other document that may be entered into by the Assignee in connection with the Lease or for the purpose of acknowledging the Tenant's liabilities under this Authorised Guarantee Agreement.

3.2	Whether or not the Landlord has requested that the Tenant join in any such document and whether or not the Tenant has done so, the Tenant will not be released by any variation of the rents reserved by or the tenant covenants of the Lease, whether or not the variation is material or prejudicial to the Tenant and whether or not it is made in any document.

3.3	Except to the extent that the liability of the Tenant is affected by section 18 1995 Act, the liability of the Tenant under this Authorised Guarantee Agreement will apply to the rents reserved by and the tenant covenants of the Lease as varied whether or not:

3.3.1	the variation is material or prejudicial to the Tenant;

3.3.2	the variation is made in any document; or

3.3.3	the Tenant has consented to the variation.

4.           NEW LEASE

4.1	If the liability of the Assignee under the Lease is disclaimed and the Landlord gives the Tenant written notice within six months of the Landlord receiving notice of that disclaimer, the Tenant will enter into a new lease of the Property on the terms set out in this Paragraph 4.

4.2	The rights and obligations under the new lease will take effect from and including the date of the disclaimer and the new lease will:

4.2.1	be granted subject to the right of any person to have the Lease vested in them by the court and to the terms on which any such order may be made and subject to the rights of any third party existing at the date of the grant;

4.2.2	be for a term that expires on the same date as the end of the contractual term of the Lease had there been no disclaimer;

4.2.3	subject to Paragraphs 4.6 and 4.8 reserve as an initial annual rent an amount equal to the annual rent which is reserved by the Lease on the date of the disclaimer and which is subject to review on the same terms and dates provided by the Lease; and

4.2.4	be excluded from sections 24 to 28 1954 Act; and

4.2.5	otherwise be on the same terms as the Lease (as varied if there has been any variation, save to the extent that the Tenant is not bound by any such variation by virtue of section 18 1995 Act).

4.3	In relation to the new lease the Landlord served a notice on the Tenant, as required by section 38A(4)(a) 1954 Act, not less than 14 days before this Authorised Guarantee Agreement was entered into and the Tenant, who was duly authorised by the Tenant to do so, made a statutory declaration dated [ ● ] in accordance with the requirements of section 38(4)(b) 1954 Act.

4.4	The Tenant will pay the Landlord's solicitors' costs and disbursements on a full indemnity basis and any VAT on them in relation to the disclaimer and the new lease and will execute and deliver to the Landlord any licence required for the grant of the new lease and a counterpart of the new lease within one month after service of the Landlord's notice under Paragraph 4.1.

4.5	The grant of a new lease and its acceptance by the Tenant will be without prejudice to any other rights which the Landlord may have against the Tenant or against any other person or in respect of any other security that the Landlord may have in connection with the Lease.

4.6	If at the date of the disclaimer there is a rent review pending under the Lease then:

4.6.1	the initial annual rent to be reserved by the new lease will be subject to review on the date on which the term of the new lease commences on the same basis as a review of the annual rent under the Lease, such review date to be included in the new lease; and

4.6.2	the provisions in the new lease relating to the payment of any shortfall and interest following agreement or determination of a rent review will apply in relation to any shortfall between the annual rent reserved under Paragraph 4.2.3 and the revised annual rent agreed or determined under Paragraph 4.6.1, in respect of the period after the date of the disclaimer.

4.7	If Paragraph 5.6 applies then the rent review for which it provides will be in addition to any rent reviews required under Paragraph 4.2.3.

4.8	If at the date of disclaimer there is any abatement or suspension of the rent reserved by the Lease then for the purposes of this Licence that rent will be deemed to be the amount which would be payable but for the abatement or suspension, but without prejudice to the provisions relating to abatement or suspension to be contained in the new lease.

4.9	If the liability of the Assignee under the Lease is disclaimed and the Landlord does not give notice pursuant to Paragraph 4.1 then the Tenant is to pay to the Landlord on demand any arrears of the rents, outgoings and all other sums due under the Lease together with an amount equal to the rents, outgoings and other sums that would have been payable (but for the disclaimer) for the period of six months from and including the date of disclaimer or until the date on which the Landlord re-lets the Property if earlier.

5.           SECURITIES

5.1	Any payment or dividend that the Landlord receives from the Assignee (or its estate) or any other person in connection with any insolvency proceedings or arrangement involving the Assignee will be taken and applied as a payment in gross and will not prejudice the right of the Landlord to recover from the Tenant to the full extent of the obligations that are the subject of this Authorised Guarantee Agreement.

5.2	The Tenant will not claim in competition with the Landlord in any insolvency proceedings or arrangement of the Assignee in respect of any payment made by the Tenant pursuant to this Authorised Guarantee Agreement. If it otherwise receives any money in such proceedings or arrangement it will hold that money on trust for the Landlord to the extent of its liability to the Landlord.

5.3	The Tenant warrants that it has not taken and covenants that it will not take any security from or over the assets of the Assignee in respect of any liability of the Assignee to the Tenant. If the Tenant does take or hold any such security it will hold it for the benefit of the Landlord.

5.4	This Authorised Guarantee Agreement is in addition to and independent of any other security that the Landlord may at any time hold from the Tenant or the Assignee or any other person in respect of the liability of the Assignee to pay the rents reserved by the Lease and to observe and perform the tenant covenants of the Lease. It will not merge in or be affected by any other security.

5.5	The Tenant will not be entitled to claim or participate in any other security held by the Landlord in respect of the liability of the Assignee to pay the rents reserved by the Lease or to observe and perform the tenant covenants of the Lease. The Tenant will not exercise its rights of subrogation, reinstatement and indemnity against the Assignee or any other person liable.

5.6	Any money received in connection with this Authorised Guarantee Agreement (whether before or after the liquidation or bankruptcy of the Assignee) may be placed to the credit of a suspense account with a view to preserving any claim against the Assignee or may be applied by the Landlord in or towards satisfaction of the obligations that are the subject of this Authorised Guarantee Agreement as the Landlord in its absolute discretion may from time to time conclusively determine.

5.7	Any release or settlement between the Landlord and the Tenant is conditional on any security payment or money received by the Landlord not being invalid or voidable or ordered to be refunded pursuant to any laws relating to insolvency or bankruptcy. If the security payment or monies received is void then the Landlord may enforce this Authorised Guarantee Agreement as if such release or settlement had not occurred or such payment had not been made.

5.8	In the absence of manifest error the Tenant confirms to the Landlord that any statement by the Landlord of the amount due under this Authorised Guarantee Agreement is to be treated as conclusive of the amount owed by the Assignee.

5.9	The Tenant represents that it has the corporate power to enter into this Authorised Guarantee Agreement and that this Authorised Guarantee Agreement creates a valid and legally binding obligation of the Tenant. The Tenant confirms that this Authorised Guarantee Agreement does not conflict with any other obligations the Tenant may have and that all necessary consents have been obtained.

5.10	Where the Tenant consists of more than one person then the failure of any party to execute this Authorised Guarantee Agreement will not affect the liability of any party who has executed this Authorised Guarantee Agreement.

6.	SEVERABILITY

Each provision of this Authorised Guarantee Agreement is severable and distinct from the others. If any provision of this Authorised Guarantee Agreement is or becomes to any extent invalid, illegal or unenforceable but would be valid, legal and enforceable if the provision were modified, that provision will apply with whatever modification is necessary to make it valid, legal and enforceable. If such modification is not possible, it will to that extent be severed from the remainder of this Authorised Guarantee Agreement and in either case the validity, legality and enforceability of the remaining provisions will not be affected.

SCHEDULE 2

Guarantee and indemnity by Assignee's Guarantor

1.	GUARANTEE AND INDEMNITY

1.1	The Assignee's Guarantor guarantees to the Landlord that the Assignee will:

1.1.1	during the Liability Period pay the rents reserved by and observe and perform the tenant covenants of the Lease and that if the Assignee fails to pay any of those rents or to observe or perform any of those tenant covenants the Assignee's Guarantor will pay or observe and perform them; and

1.1.2	observe and perform any obligations the Assignee enters into under an authorised guarantee agreement and that if the Assignee fails to do so the Assignee's Guarantor will observe and perform those obligations.

1.2	The Assignee's Guarantor covenants with the Landlord as a separate and independent primary obligation to indemnify the Landlord against any failure by the Assignee:

1.2.1	to pay any of the rents reserved by or to observe or perform any of the tenant covenants of the Lease; or

1.2.2	to observe and perform any of the obligations the Assignee enters into under an authorised guarantee agreement.

2.           ASSIGNEE'S GUARANTOR'S LIABILITY

2.1	The liability of the Assignee's Guarantor will not be affected by:

2.1.1	any time, indulgence or concession granted by the Landlord to the Assignee;

2.1.2	any delay or forbearance by the Landlord in enforcing the payment of any of the rents reserved by or the observance or performance of any of the tenant covenants of the Lease or the Assignee's obligations under an authorised guarantee agreement or in making any demand in respect of any of them or in taking or perfecting any other security in respect of any of them;

2.1.3	any refusal by the Landlord to accept any rent or other payment due under the Lease where the Landlord believes that the acceptance of such rent or payment may prejudice its ability to re-enter the Property;

2.1.4	the Landlord exercising any right or remedy against the Assignee for any failure to pay the rents reserved by the Lease or to observe and perform the tenant covenants of the Lease or the Assignee's obligations under an authorised guarantee agreement;

2.1.5	the Landlord taking any action or refraining from taking any action in connection with any other security held by the Landlord in respect of the Assignee's ability to pay the rents reserved by the Lease or observe and perform the tenant covenants of the Lease or the Assignee's obligations under an authorised guarantee agreement (including the release of any such security);

2.1.6	where the Assignee's Guarantor is more than one person, a release or compromise of the liability of any one of the persons who is the Assignee's Guarantor or the grant of any time or concession to any one of them;

2.1.7	any legal limitation or disability on the Assignee or any invalidity or irregularity of any of the tenant covenants of the Lease or the Assignee's obligations under an authorised guarantee agreement or any unenforceability of any of them against the Assignee;

2.1.8	any change in the name, style or constitution of the Assignee or the Landlord;

2.1.9	without prejudice to Paragraph 4, the disclaimer of the Assignee's liability under the Lease or the forfeiture of the Lease;

2.1.10	the surrender of the Lease in respect of part of the Property, except that the Assignee's Guarantor will not be under any liability in relation to the surrendered part in respect of any period after the surrender;

2.1.11	the existence of any of the matters referred to in Paragraph 2.2; or

2.1.12	any other act or omission except an express written release of the Assignee's Guarantor by the Landlord.

2.2	The matters referred to in Paragraph 2.1.11 are:

2.2.1	any Law of Property Act 1925, administrative, court-appointed or other receiver or similar officer is appointed over the whole or any part of the assets of the Assignee or the Assignee enters into any scheme or arrangement with its creditors in satisfaction or composition of its debts under the 1986 Act;

2.2.2	if the Assignee is a company or a limited liability partnership:

(a)	the Assignee enters into liquidation within the meaning of section 247 1986 Act;

(b)	the Assignee is wound up or a petition for winding up is presented against the Assignee;

(c)	a meeting of the Assignee's creditors or any of them is summoned under Part I 1986 Act;

(d)	a moratorium in respect of the Assignee comes into force under section 1(A) and Schedule A1 1986 Act;

(e)	an administrator is appointed to the Assignee; or

(f)	the Assignee is struck off the register of companies;

2.2.3	if the Assignee is a partnership, it is subject to an event similar to any listed in Paragraph 2.2.2 with appropriate modifications so as to relate to a partnership;

2.2.4	if the Assignee is an individual:

(a)	a receiving order is made against the Assignee;

(b)	an interim receiver is appointed over or in relation to the Assignee's property;

(c)	the Assignee makes an application to be declared bankrupt, the Assignee is the subject of a bankruptcy petition or the Assignee becomes bankrupt;

(d)	the Assignee applies for or becomes subject to a debt relief order or the Assignee proposes or becomes subject to a debt management plan; or

(e)	an interim order is made against the Assignee under Part VIII 1986 Act or the Assignee otherwise proposes an individual voluntary arrangement;

2.2.5	any event similar to any listed in Paragraphs 2.2.1 to 2.2.4 occurs in any jurisdiction (whether it be England and Wales or elsewhere); and

2.2.6	any event similar to any listed in Paragraphs 2.2.1 to 2.2.5 occurs in relation to the Assignee's Guarantor.

2.3	Any sum payable by the Assignee's Guarantor will be paid without any deduction, set-off or counter-claim against the Landlord or the Assignee.

3.           VARIATIONS

3.1	The Assignee's Guarantor will, at the Landlord's request, join in and give its consent to the terms of any consent, approval, variation or other document that may be entered into by the Assignee in connection with the Lease or an authorised guarantee agreement or for the purpose of acknowledging the Assignee's Guarantor's liabilities under this guarantee and indemnity.

3.2	Whether or not the Landlord has requested that the Assignee's Guarantor join in any such document and whether or not the Assignee's Guarantor has done so, the Assignee's Guarantor will not be released by any variation of the rents reserved by or the tenant covenants of the Lease or the Assignee's obligations under an authorised guarantee agreement, whether or not the variation is material or prejudicial to the Assignee's Guarantor and whether or not it is made in any document.

3.3	Except to the extent that the liability of the Assignee's Guarantor is affected by section 18 1995 Act, the liability of the Assignee's Guarantor will apply to the rents reserved by and the tenant covenants of the Lease and the Assignee's obligations under an authorised guarantee agreement as varied whether or not:

3.3.1	the variation is material or prejudicial to the Assignee's Guarantor;

3.3.2	the variation is made in any document; or

3.3.3	the Assignee's Guarantor has consented to the variation.

4.           NEW LEASE

4.1	If the Lease is forfeited or the liability of the Assignee under the Lease is disclaimed and the Landlord gives the Assignee's Guarantor notice not later than six months after the forfeiture or the Landlord having received notice of the disclaimer the Assignee's Guarantor will enter into a new lease of the Property on the terms set out in this Paragraph 4.

4.2	The rights and obligations under the new lease will take effect from and including the date of the forfeiture or disclaimer and the new lease will:

4.2.1	be granted subject to the right of any person to have the Lease vested in them by the court and to the terms on which any such order may be made and subject to the rights of any third party existing at the date of the grant;

4.2.2	be for a term that expires on the same date as the end of the Term had there been no forfeiture or disclaimer;

4.2.3	subject to Paragraphs 4.6 and 4.8, reserve as an initial annual rent an amount equal to the annual rent which is reserved by the Lease on the date of the forfeiture or disclaimer and which is subject to review on the same terms and dates provided by the Lease; and

4.2.4	be excluded from sections 24 to 28 1954 Act; and

4.2.5	otherwise be on the same terms as the Lease (as varied if there has been any variation, save to the extent that the Assignee's Guarantor is not bound by any such variation by virtue of section 18 1995 Act).

4.3	In relation to the new lease the Landlord served a notice on the Assignee's Guarantor, as required by section 38A(4)(a) 1954 Act, not less than 14 days before this guarantee and indemnity was entered into and the Assignee's Guarantor who was duly authorised by the Assignee's Guarantor to do so, made a statutory declaration dated 6 July, 2021 in accordance with the requirements of section 38(4)(b) 1954 Act.

4.4	The Assignee's Guarantor will pay the Landlord's solicitors' costs and disbursements on a full indemnity basis and any VAT on them in relation to the forfeiture or disclaimer and the new lease and will execute and deliver to the Landlord any licence required for the grant of the new lease and a counterpart of the new lease within one month after service of the Landlord's notice.

4.5	The grant of the new lease and its acceptance by the Assignee's Guarantor will be without prejudice to any other rights which the Landlord may have against the Assignee's Guarantor or against any other person or in respect of any other security that the Landlord may have in connection with the Lease.

4.6	If at the date of the forfeiture or disclaimer there is a rent review pending under the Lease then:

4.6.1	the initial annual rent to be reserved by the new lease will be subject to review on the date on which the term of the new lease commences on the same basis as a review of the annual rent under the Lease, such review date to be included in the new lease; and

4.6.2	the provisions in the new lease relating to the payment of any shortfall and interest following agreement or determination of a rent review will apply in relation to any shortfall between the annual rent reserved under Paragraph 4.2.3 and the revised annual rent agreed or determined under Paragraph 4.6.1, in respect of the period after the date of the forfeiture or disclaimer.

4.7	If Paragraph 4.6 applies then the rent review for which it provides will be in addition to any rent reviews required under Paragraph 4.2.3.

4.8	If at the date of forfeiture or disclaimer there is any abatement or suspension of the rent reserved by the Lease then for the purposes of this Licence that rent will be deemed to be the amount which would be payable but for the abatement or suspension of the rent, but without prejudice to the provisions relating to abatement or suspension to be contained in the new lease.

4.9	If the Lease is forfeited or the liability of the Assignee under the Lease is disclaimed and the Landlord does not give notice pursuant to Paragraph 4.1 then the Assignee's Guarantor is to pay to the Landlord on demand any arrears of the rents, outgoings and other sums due under the Lease together with an amount equal to the rents, outgoings and other sums that would have been payable (but for the forfeiture or disclaimer) for the period of six months from and including the date of forfeiture or disclaimer or until the date on which the Landlord re-lets the Property if earlier.

5.	SECURITIES

5.1	Any payment or dividend that the Landlord receives from the Assignee or its estate or any other person in connection with any insolvency proceedings or arrangement involving the Assignee will be taken and applied as a payment in gross and will not prejudice the right of the Landlord to recover from the Assignee's Guarantor to the full extent of the obligations that are the subject of this guarantee and indemnity.

5.2	The Assignee's Guarantor will not claim in competition with the Landlord in any insolvency proceedings or arrangement of the Assignee in respect of any payment made by the Assignee's Guarantor pursuant to this guarantee and indemnity. If the Assignee's Guarantor otherwise receives any money in such proceedings or arrangement it will hold that money on trust for the Landlord to the extent of its liability to the Landlord.

5.3	The Assignee's Guarantor will not without the consent of the Landlord exercise any right or remedy that it may have whether against the Assignee or any other person in respect of any amount paid or other obligation performed by the Assignee's Guarantor under this guarantee and indemnity unless and until all the obligations of the Assignee's Guarantor under this guarantee and indemnity have been fully performed.

5.4	The Assignee's Guarantor warrants that it has not taken and covenants that it will not take any security from or over the assets of the Assignee in respect of any liability of the Assignee to the Assignee's Guarantor. If the Assignee's Guarantor does take or hold such security it will hold it for the benefit of the Landlord.

5.5	The obligations of the Assignee's Guarantor under this schedule are in addition to any other security that the Landlord may at any time hold from the Assignee's Guarantor or the Assignee or any other person in respect of the liability of the Assignee to pay the rents reserved by the Lease and to observe and perform the tenant covenants of the Lease. It will not merge in or be affected by any other security.

5.6	The Assignee's Guarantor will not be entitled to claim or participate in any other security held by the Landlord in respect of the liability of the Assignee to pay the rents reserved by or to observe and perform the tenant covenants of the Lease. The Assignee's Guarantor will not exercise its rights of subrogation, reimbursement and indemnity against the Assignee or any other person liable.

5.7	Any money received in connection with this guarantee and indemnity (whether before or after the liquidation or bankruptcy of the Assignee) may be placed to the credit of a suspense account with a view to preserving any claim against the Assignee or may be applied by the Landlord in or towards satisfaction of the obligations that are the subject of this schedule as the Landlord in its absolute discretion may from time to time conclusively determine.

5.8	Any release or settlement between the Landlord and the Assignee's Guarantor is conditional on any security payment or money received by the Landlord not being invalid or voidable or ordered to be refunded pursuant to any laws relating to insolvency or bankruptcy. If the security payment or monies received is void then the Landlord may enforce this guarantee and indemnity as if such release or settlement had not occurred or such payment had not been made.

5.9	In the absence of manifest error the Assignee's Guarantor confirms to the Landlord that any statement by the Landlord of the amount due under this guarantee is to be treated as conclusive of the amount owed by the Assignee.

5.10	The Assignee's Guarantor represents that it has the corporate power to enter into this Licence and that this Licence creates a valid and legally binding obligation of the Assignee's Guarantor. The Assignee's Guarantor confirms that this Licence does not conflict with any other obligations the Assignee's Guarantor may have and that all necessary consents have been obtained.

6.	SEVERABILITY

Each provision of this schedule is severable and distinct from the others. If any provision of this schedule is or becomes to any extent invalid, illegal or unenforceable but would be valid, legal and enforceable if the provision were modified, that provision will apply with whatever modification is necessary to make it valid, legal and enforceable. If such modification is not possible, it will to that extent be severed from the remainder of this schedule and in either case the validity, legality and enforceability of the remaining provisions will not be affected.

Signed as a deed by Anthony Nigel Sampson in the presence of:
Signature

Signature (Witness)

Print Name	Darren Ling

Address	#, ### ###,
#######,
##### ########, #######

Occupation	Carpenter

Executed as a deed by Vertical Aerospace Limited acting by
, a director, in the presence of:	Director

Signature (Witness)

Print Name

Address

Occupation

Executed in its capacity as both Tenant's Guarantor and Assignee's Guarantor

Executed as a deed by Imagination Industries Limited acting by
, a director, in the presence of:	Director

Signature (Witness)

Print Name

Address

Occupation

Executed as a deed by Vertical Aerospace Group Ltd acting by
, a director, in the presence of:	Director

Signature (Witness)

Print Name

Address

Occupation